SUPPLEMENT Dated November 12, 2007
To The Prospectuses Dated September 4, 2007 For

Empire Traditions
Empire Innovations

Issued By ReliaStar Life Insurance Company of New York
Through Its Separate Account NY-B

This supplement updates the current prospectus for your variable annuity contract. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions, please call our Customer Contact Center at 1-800-366-0066.

On July 12, 2007, the Board of Directors of ING Partners, Inc. approved a proposal to reorganize the ING
Fundamental Research Portfolio into the ING VP Growth and Income Portfolio. Subject to approval by the Portfolio’s shareholders, after the close of business on November 9, 2007 the following Disappearing
Portfolio will reorganize into and become part of the following Surviving Portfolio:

Disappearing Portfolio	Surviving Portfolio
ING Fundamental Research Portfolio (Class S)	ING VP Growth and Income Portfolio (Class S)

Accordingly, effective after the close of business on November 9, 2007, investments in the Disappearing
Portfolio will automatically become investments in the Surviving Portfolio. As a result, effective
November 12, 2007 all references to the Disappearing Portfolio in the Prospectus are hereby deleted.

IMPORTANT INFORMATION REGARDING UPCOMING
FUND LIQUIDATIONS

On July 12, 2007, the Board of Trustees of ING Investors Trust approved a proposal to liquidate the: · ING MarketPro Portfolio.

The proposed liquidation is subject to shareholder approval. If shareholder approval is obtained, it is expected that the liquidation will take place on or about November 10, 2007 (the “Closing Date”).

Voluntary Transfers Before the Closing Date. Anytime prior to the Closing Date you may transfer amounts that you have allocated to the subaccounts that invest in the ING MarketPro Portfolio to any of the other available investment options. There will be no charge for any such transfer, and any such transfer will not count as a transfer when imposing any applicable restriction or limit on transfers. You may give us alternative allocation instructions at any time by contacting the ING Customer Service
Center at 909 Locust Street, Des Moines, IA 50309-2899, 1-800-366-0066. See also the “Transfers
Among Your Investments (Excessive Trading Policy)” section of your prospectus for further information about making fund allocation changes.

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Automatic Reallocation Upon Liquidation. After the Closing Date and our receipt of the proceeds from the liquidation of the ING MarketPro Portfolio, amounts that were allocated to the subaccounts that invested in this portfolio will be automatically reallocated to the subaccount that invests in the ING
Liquid Assets Portfolio. There will be no charge for this automatic reallocation, and this automatic reallocation will not count as a transfer when imposing any applicable restriction or limit on transfers.
Furthermore, you will not incur any tax liability because of this automatic reallocation, and your contract value immediately before the reallocation will equal your contract value immediately after the reallocation.

Future Allocations. After the Closing Date, the subaccounts that invested in the ING MarketPro
Portfolio (Class S) will be no longer available through your contract. Any future allocations directed to a subaccount that invested in one of this portfolio will be automatically allocated to the subaccount that invests in the ING Liquid Assets Portfolio.

Information about the ING Liquid Assets Portfolio. Summary information about the ING Liquid
Assets Portfolio can be found in Appendix B of your prospectus. More detailed information can be found in the current prospectus for that fund. You may obtain these documents by contacting the ING Customer
Service Center at 909 Locust Street, Des Moines, IA 50309-2899, 1-800-366-0066.

There will be no further disclosure regarding the ING MarketPro Portfolio in future prospectuses of the contract.

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